UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2009

NEVADA GOLD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-1369203	20-3724068
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1265 Mesa Drive
Fernley, NV  89408
(Address of principal executive offices, including zip code)

(775) 835-6177
(Registrant’s telephone number, including area code)

Copy to:

Adam S. Gottbetter, Esq.
Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY  10022
Phone:  (212) 400-6900
Facsimile:  (212) 400-6901

[Not applicable]
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K (the “Report”) amends the following Current Reports on Form 8-K (the “Amended Reports”) filed by the Registrant with the Securities and Exchange Commission (the “SEC”):

(1)	Current Report on Form 8-K filed on August 14, 2009;

(2)	Current Report on Form 8-K filed on August 25, 2009; and

(3)	Current Report on Form 8-K filed on August 31, 2009.

Each of the Amended Reports should be read together with this Report.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01     Changes in Registrant’s Certifying Accountant.

(a)
On August 10, 2009, Moore & Associates, Chartered, resigned as the Registrant’s independent registered public accountants, and the Board of Directors of the Registrant acknowledged the resignation of Moore & Associates, Chartered. The Board of Directors of the Registrant approved the engagement of Seale and Beers, CPAs, to serve as the Registrant’s independent registered public accountants for the fiscal year 2009, and engaged them on August 12, 2009.

Moore & Associates, Chartered, issued its auditors’ report on the financial statements for the year ended December 31, 2008, which included an explanatory paragraph as to the Registrant’s ability to continue as a going concern.

Other than the going concern uncertainty described above, the auditors’ report of Moore & Associates, Chartered, on the financial statements of the Registrant for the period ended December 31, 2008, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the two fiscal years ended December 31, 2008, and through the date of the resignation of Moore & Associates, Chartered, there have been no disagreements with Moore & Associates, Chartered (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, Chartered, would have caused them to make reference thereto in their report on financial statements for such years.

During the two fiscal years ended December 31, 2008, and through the date of the resignation of Moore & Associates, Chartered, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant requested Moore & Associates, Chartered to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  Moore & Associates, Chartered, has informed us that, on the advice of counsel, it will not provide the requested letter.

On August 31, 2009, the Registrant was informed by letter from the SEC that the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Moore & Associates, Chartered, on August 27, 2009, because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a PCAOB investigation.

During the two fiscal years ended December 31, 2008, and through the date the engagement of Seale and Beers, CPAs, neither the Registrant nor anyone on its behalf has consulted with Seale and Beers, CPAs, regarding either:

•
The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that Seale and Beers, CPAs, concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

•	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

(b)
Subsequently, as reported in the Registrant’s Current Report on Form 8-K filed with the SEC on August 25, 2009, the Board of Directors of the Registrant dismissed Seale and Beers, CPAs, as the Registrant’s independent registered public accountants, and the Board of Directors approved the engagement of GBH CPAs, PC, to serve as the Registrant’s independent registered public accountants for fiscal year 2009. GBH CPAs, PC, was engaged on August 24, 2009.

Seale and Beers, CPAs has issued no reports on the financial statements of the Registrant for any period.

During the two fiscal years ended December 31, 2008, and through the date of the dismissal of Seale and Beers, CPAs, there have been no disagreements with Seale and Beers, CPAs (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale and Beers, CPAs, would have caused them to make reference thereto in any report on financial statements for such years, except as follows:

In a letter dated September 9, 2009, to the Office of the Chief Accountant of the SEC, Seale and Beers, CPAs, stated that there were two instances where they were concerned the Registrant was incorrectly applying Generally Accepted Accounting Principles:

(1)
Seale and Beers, CPAs, stated that the Registrant “did not provide documentation for transferring $257,028 of accrued interest, notes payable and accounts payable from Nano Holdings International to a wholly owned subsidiary, Sunshine Group, prior to divesting itself of Sunshine Group during the quarter ending December 31, 2008. These liabilities (and retained loss) are not included in the Company’s financial statements.”

(2)
Seale and Beers, CPAs, stated that the Registrant “did not provide documentation supporting the $20,465 initial value it placed on its Tempo Mineral Prospect which was acquired in a related party transaction during the quarter ending December 31, 2008.”

A copy of said letter of Seale and Beers, CPAs, is filed as Exhibit 16.1 to this Report.

Our Board of Directors has discussed the matters raised in said letter of Seale and Beers, CPAs, with our independent registered public accounting firm, GBH CPAs, PC, and has reached the following conclusions:

(1)
In its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, the Registrant reported $268,365 of total current liabilities, consisting of accounts payable and accrued expenses of $20,932 and notes payable and accrued interest of $247,433.

On October 30, 2008, these notes payable and accrued interest through that date were settled, paid off and released by agreement with the note holders for the aggregate sum of $5,000, which did not result in a gain on forgiveness of debt for the Registrant because it relates to operations for a period prior to the Merger.  Documentation thereof has been provided to Seale and Beers, CPAs.

At December 31, 2008, immediately prior to the merger between Nevada Gold Acquisition Corp., a wholly owned subsidiary of the Registrant into Nevada Gold Enterprises, Inc. (in which Nevada Gold Enterprises, Inc., was the surviving corporation) (the “Merger”), as described in detail in the Registrant’s Current Report on Form 8-K filed with the SEC on January 7, 2009 (the “Super 8-K”), the Registrant’s accounts payable and accrued expenses totaled $156,745, and were carried over to the continuing entity.

(2)
As a result of the Merger, the Registrant acquired the Tempo Mineral Prospect, the right to explore for gold on a property located in Austin, Nevada, pursuant to a lease.  The lease had been acquired by NGE prior to the Merger pursuant to a reassignment of the lease from KM Exploration, Ltd.  In connection with the reassignment, NGE reimbursed KM Exploration for claim fees ($19,503) and preparation cost ($962), totaling $20,465, and David Mathewson, then the sole stockholder of NGE and now our sole director and officer, assigned five shares of NGE common stock (which converted into 400,000 shares each of the Registrant’s Common Stock upon the Merger) to each of two individuals (one of whom was the owner of a 50% interest in KM Exploration).  In the Super 8-K and subsequent reports, the Tempo Mineral Prospect was capitalized as an asset with a value of $20,465, and we did not recognize any impairment of the mining claims.  In conjunction with the restatements referred to in Item 4.02 below, the mining claim is expected to be assigned no fair value because there has not been a final or bankable feasibility study and the designation of proven and probable reserves.

During the two fiscal years ended December 31, 2008, and through the date of the dismissal of Seale and Beers, CPAs, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the two fiscal years ended December 31, 2008, and through the date of the engagement of GBH CPAs, PC, neither the Registrant nor anyone on its behalf has consulted with GBH CPAs, PC, regarding either:

•
The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that GBH CPAs, PC, concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

•	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

As reported in Item 4.01 above, on August 31, 2009, the Registrant was informed by letter from the SEC that the PCAOB revoked the registration of the former auditor, Moore & Associates, Chartered, on August 27, 2009, because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a PCAOB investigation.  In the same letter, the SEC informed the Registrant that we may no longer include audit reports or consents of Moore & Associates, Chartered, in our filings with the SEC made on or after August 27, 2009, and advised us that we should engage a firm that is registered with the PCAOB to re-audit our consolidated financial statements for prior years that we will be required to include in future filings.

We will be required to include audited consolidated financial statements for the year ended December 31, 2008, in our Annual Report on Form 10-K for the year ending December 31, 2009, and we will not be able to do so unless such consolidated financial statements are re-audited by a firm currently registered with the PCAOB.  In addition, if we were to file any registration statements with the SEC that are required to include our consolidated financial statements for the year ended December 31, 2008, we would not be able to do so unless such consolidated financial statements are re-audited by a firm currently registered with the PCAOB.  Therefore we have engaged our current independent registered public accountants, GBH CPAs, PC, to re-audit our consolidated financial statements for the year ended December 31, 2008 (the “2008 Financial Statements”), which were included in our Form 10-K for the fiscal year ended December 31, 2008, filed with the SEC on April 14, 2009 (the “2008 Form 10-K”).

After a preliminary review by management and as discussed with our independent registered public accounting firm, GBH CPAs, PC, we have determined that our previously issued audited consolidated financial statements for the fiscal year ended December 31, 2008 (contained in the 2008 Form 10-K), and interim unaudited consolidated financial statements for the three months ended March 31, 2009 and for the three and six months ended June 30, 2009 (contained, respectively, in Forms 10-Q for the quarters ended March 31 and June 30, 2009) and the unaudited condensed combined pro forma financial statements contained in the Super 8-K will require restatement and should no longer be relied on.

The Registrant will restate its previously issued balance sheets, statements of operations and statements of cash flows contained in the financial statements referred to above for matters related to the following errors: (i) an overstatement of accounts payable and accrued expenses at December 31, 2008, and March 31 and June 30, 2009, (ii) an understatement of general and administrative expenses for the period from inception through December 31, 2008, (iii)  an overstatement of cash held in trust at December 31, 2008, and an understatement of notes payable at March 31, 2009, and  (iv) the incorrect valuation of the Tempo Mineral Prospect.

Following is a description of the errors related to the overstatement of accounts payable and accrued expenses at December 31, 2008, and March 31 and June 30, 2009, and the understatement of general and administrative expenses for the period from inception through December 31, 2008:  The Registrant overstated accounts payable due to the Registrant’s accounting consultant misconstruing certain transactions taking place within the Registrant’s trust account, which is maintained by an external accountant.  Certain cash payments on prior period liabilities were incorrectly recorded as accruals of new accounts payable and accrued expenses.  The Registrant understated general and administrative expenses, as certain expense payments were incorrectly recorded as accruals of liabilities.

Following is a description of the error related to the overstatement of cash held in trust at December 31, 2008, and an understatement of notes payable at March 31, 2009:  The Registrant overstated its cash held in trust at December 31, 2008, by including the proceeds of the $150,000 Bridge Note described in the Super 8-K.  The proceeds of the Bridge Note were not actually received by the Registrant until January 7, 2009, and should not have been included in cash held in trust at December 31, 2008.  The Registrant understated notes payable at March 31, 2009, by failing to include the $150,000 Bridge Note.  (As reported in the Form 10-Q for the quarter ended June 30, 2009, on June 24, 2009, the Registrant prepaid $100,000 of principal on the bridge Note, and the balance was correctly reflected at June 30, 2009.)

Following is a description of the error related to the incorrect valuation of the Tempo Mineral Prospect:  The asset was originally valued at the predecessor owner’s cost of $20,465.  In accordance with SEC Staff guidance, since there has not been a final or bankable feasibility study and the designation of proven and probable reserves, the Tempo Mineral Prospect is expected to be assigned no fair value at December 31, 2008, and subsequent balance sheet dates.

The effects on the Registrant’s previously issued consolidated financial statements for the fiscal year ended December 31, 2008, of the errors related to the overstatement of accounts payable and accrued expenses, the understatement of general and administrative expenses and the incorrect valuation of the Tempo Mineral Prospect are summarized as follows:

	As
	Previously	As	Increase
December 31, 2008	Reported	Restated	(Decrease)

Cash held in trust	$253,440	$103,440	$(150,000)
Total current assets	253,440	103,440	(150,000)
Mining claims	20,465	-	(20,465)
Total assets	273,905	103,440	(170,465)
Accounts payable and accrued expenses	363,996	247,002	(116,994)

Total liabilities	363,996	247,002	(116,994)
Total stockholders’ equity (defecit)	(90,091)	(143,562)	(53,471)

For the Year Ended
December 31, 2008

General and administrative expense	90,282	110,747	20,465
Net loss	(90,282)	(110,747)	(20,465)

Our Board of Directors has discussed the matters disclosed in this Report under this Item 4.02 with our independent registered public accounting firm, GBH CPAs, PC.

The Registrant intends to file as soon as practicable amendments to the Super 8-Kand to the 2008 Form 10-K containing the re-audited consolidated balance sheets, consolidated statements of operations, stockholders’ equity (deficit) and cash flows.  The Registrant intends to file as soon as practicable amendments to its Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2009, to the extent necessary to reflect the items referred to above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nevada Gold Holdings, Inc.

Dated: September 17, 2009	By:	/s/ David Mathewson
	Name:	David Mathewson
	Title:	Chief Executive Officer and President